UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 26, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            ACRES GAMING INCORPORATED
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               (Exact Name of Registrant as Specified in Charte r)

           Nevada                        0-22498                 88-0206560
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(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

                 7115 Amigo, Suite 150, Las Vegas, Nevada 89119
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
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              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On August 26, 2003, Acres Gaming Incorporated issued a press release announcing the expiration of the Hart-Scott-Rodino waiting period in connection with the proposed acquisition of Acres by International Game Technology. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Acres Gaming Incorporated Press Release issued August 26,
                  2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACRES GAMING INCORPORATED

Dated: August 26, 2003                 By /s/ Patrick W. Cavanaugh
                                          --------------------------
                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1        Acres Gaming Incorporated Press Release issued August 26,
                  2003.